                                                                    Exhibit 99.2


                                TERMINATION AGREEMENT

                                   WITH RESPECT TO

                     AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
                                DATED NOVEMBER 1, 1995


                                                                October 22, 1997


     Reference is made to (i) the Amended and Restated Shareholders Agreement among Amerin Corporation (the "Company"), Gerald L. Friedman, Stuart M. Brafman and each Investor set forth on the signature pages thereof dated as of November 1, 1995; (ii) the Agreement to be Bound by Terms of Amended and Restated Shareholders Agreement dated November 1, 1995 and Waiver Pursuant to Such Agreement, dated January 13, 1997; and (iii) the Release of Stuart M. Brafman, the Brafman Limited Partnership and the Stuart Brafman Charitable Remainder Annuity Trust from Amended and Restated Shareholders Agreement dated as of November 1, 1995, dated May 16, 1997 (collectively, the "Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     The undersigned, being all of the parties to the Agreement, hereby agree that the Agreement shall be terminated as of and from the date hereof and shall be of no further force and effect. Each of the parties hereto waives any and all notice periods or other conditions precedent to the termination of the Agreement.

     By executing this Termination Agreement each party hereto represents and warrants to each other party hereto that the execution and delivery of this Termination Agreement has been authorized by all appropriate corporate or other action. In addition, the Company represents that, pursuant to Section 7.4 of the Agreement, this Termination Agreement has been approved by the Board of Directors of the Company.

     This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


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                                       GERALD L. FRIEDMAN

                                       /s/ Gerald L. Friedman
                                       -------------------------------


                                       FRIEDMAN FAMILY FOUNDATION

                                       By: /s/ Gerald L. Friedman
                                           ---------------------------
                                       Name:  Gerald L. Friedman
                                       Title: Trustee

                                       GERALD L. FRIEDMAN CHARITABLE
                                       REMAINDER UNITRUST OF 1997

                                       By: /s/ Gerald L. Friedman
                                           ---------------------------
                                       Name:  Gerald L. Friedman
                                       Title: Trustee


                                       SHEREE A. FRIEDMAN CHARITABLE
                                       REMAINDER UNITRUST OF 1997

                                       By: /s/ Gerald L. Friedman
                                           ---------------------------
                                       Name:  Gerald L. Friedman
                                       Title: Trustee


                                       SARAH BETH FRIEDMAN 1989 TRUST

                                       By: /s/ Donald S.Taitelman
                                           ---------------------------
                                       Name:  Donald S. Taitelman
                                       Title: Trustee


                                       RACHAEL L. FRIEDMAN

                                       /s/ Rachael L. Friedman
                                       -------------------------------

                                       DANIEL B. RAND

                                       /s/ Daniel B. Rand
                                       -------------------------------


                                          2


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                                       J.P. MORGAN CAPITAL CORPORATION

                                       By: /s/ Peter H. Gleason
                                           ---------------------------
                                       Name:  Peter H. Gleason
                                       Title:

                                       THE MORGAN STANLEY LEVERAGED
                                       EQUITY FUND II, L.P.

                                       By MORGAN STANLEY LEVERAGED
                                          EQUITY FUND II, INC., as General
                                          Partner

                                       By: /s/ R.H. Niehaus
                                           ---------------------------
                                       Name:  R.H. Niehaus
                                       Title:


                                       LEEWAY & CO.

                                       By State Street Bank & Trust Co., a
                                       partner

                                       By: /s/ Kimberly A. Moynihan
                                           ---------------------------
                                       Name:  Kimberly A. Moynihan
                                       Title: Assistant Secretary

                                       Mellon Bank, N.A., solely in its
                                       capacity as Trustee for FIRST PLAZA
                                       GROUP TRUST, (as directed by General
                                       Motors Investment Management
                                       Corporation), and not in its individual
                                       capacity

                                       By: /s/ Carole Bruno
                                           ---------------------------
                                       Name:  Carole Bruno
                                       Title: Authorized Signatory

                             The decision to participate in this investment, any representations made herein by the participant, and any actions taken hereunder by the participant has/have been made solely at the direction of the investment fiduciary who has sole investment discretion with respect to this investment.


                                          3


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                                       AETNA LIFE INSURANCE COMPANY

                                       By: /s/ David M. Clarke
                                           ---------------------------
                                       Name:  David M. Clarke
                                       Title: Vice President


                                       AMERIN CORPORATION

                                       By: /s/ Randolph C. Sailer II
                                           ---------------------------
                                       Name:  Randolph C. Sailer II
                                       Title: Senior Vice President


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